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EXHIBIT 10.31


                               INVESTMENT CONTRACT
                      ACCREDITED INVESTORS ONLY (GLECKMAN)


      A.    PARTIES

      This agreement is entered into this 1st day of December, 2006, by and between INGEN TECHNOLOGIES, INC., a Georgia corporation and Jeffrey Gleckman, a resident of California ("subscriber" or "undersigned").

      B.    RECITALS AND SUMMARY

      Ingen Technologies, Inc. ("COMPANY") intends to raise up to $10.5 million or more utilizing Regulation S-B of the SEC ("S-B offering"). The purpose of this Agreement is for subscriber to supply $68,000 in interim financing to the COMPANY.

      Subscriber is purchasing 2 million shares of COMPANY restricted common shares at a price of $0.034 per share. These shares will be registered by the COMPANY in the S-B offering. The COMPANY states that it will use its best efforts to file the S-B registration statement with the SEC by December 20, 2006 and applicable states (Blue Sky registration) no later than December 20, 2006.

      The purchase price is payable upon the signing of this agreement. Upon receipt of payment, COMPANY shall direct its transfer agent to prepare and transmit a stock certificate for restricted shares per the above.

      The COMPANY's common stock trades on the Pink Sheets under the symbol "IGTG." The COMPANY is delinquent in its periodic reporting to the SEC under the Securities Exchange Act of 1934. The COMPANY did not report from 1998 until it resumed reporting in November of 2005. The COMPANY is in the process of tracking down and gathering information for the unreported time periods. COMPANY counsel is in regular contact with the SEC Enforcement Staff, supplying information regarding back filing plans. The COMPANY has also pledged to stay current with new reporting filings as they become due.

      This is a HIGH RISK INVESTMENT that should be undertaken only by accredited, sophisticated people with the means to risk loss of the entire investment.

      C.    OTHER TERMS OF THE CONTRACT

      This offering is limited to qualified persons and entities who are accredited as defined by federal law (Regulation D of the Securities and Exchange Commission). Subscribers must have the experience, knowledge and sophistication to ascertain the suitability of this investment opportunity in relation to their own needs and/or have a pre-existing personal, family or business relationship with management and/or its officials.

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      There is no impound amount in this offering. All proceeds from this stock offer and purchase Agreement will go directly into the COMPANY's bank account to be utilized as contained below. Prospective investors should realize that additional investment is be required before the COMPANY is able to begin the manufacture and sale of its proprietary products. There is no guarantee the COMPANY will be able to raise enough funds in this or some other offering enabling it to progress beyond its current stage of operation.

      D.    COMPLIANCE WITH SECURITIES LAWS

      The parties understand that this Agreement is a "security" as defined under applicable state and federal law. This is primarily because the investment provided for herein is in the nature of a "passive investment" wherein subscriber is providing funds for the COMPANY through purchase of common stock, but not participating in the active management of the funds.

      It is understood that this Agreement will not be registered with any state or federal securities regulatory authority and that the parties are relying upon exemptions from registration under state and federal law, or, the parties are relying on a federal law "private placement" exemption that pre-empts state law. No state or federal securities regulator has read or passed upon the merits or adequacy of this Agreement. The COMPANY is relying upon California Corporations Code Section 25102(f) and other exemptions in the Corporations Code regarding this offer and sale of securities.

      E.    ESTIMATED USE OF PROCEEDS

      Funds will be utilized for engineering, tooling, marketing and inventory production of the COMPANY's product OxyView and for general and administrative expenses, including the cost of filing the S-B offering and continued work on past due periodic reporting filings. Management should be contacted directly for more specific information regarding OxyView and the COMPANY's operation. In addition, the COMPANY's EDGAR filings contain information regarding its operation.

      F.    ALLOCATIONS AND PROFIT PARTICIPATION

      The COMPANY has no current dividend policy in place. The COMPANY is a "going concern" and there are no plans to pay shareholder dividends until and if the COMPANY progresses to the point of generating sales revenues beyond that needed to operate and grow the COMPANY.

      G.    MANAGEMENT

      The resume of Mr. Scott R. Sand, CEO and Chairman, is contained within Form 10-KSB for the COMPANY's fiscal year ending May 31, 2005 (as filed on EDGAR). Other officers and directors of the COMPANY (as well as additional information about the COMPANY and its business) can be found on the COMPANY's website: WWW.INGEN-TECH.COM and on EDGAR in the Form 10-KSB for the fiscal year ending May 31, 2005 and in other EDGAR filings.

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      H.    COMPENSATION, STOCK OWNERSHIP OF MANAGEMENT

      Mr. Sand is paid $5000 per month on a "1099" basis by the COMPANY (he is entitled to receive $150,000 per year; the rest is accruing). Board members are paid $500 per meeting.

      Management stock ownership is contained on EDGAR in the COMPANY's Form 10-KSB for the fiscal year ending May 31, 2005. Scott Sand has sold or gifted some of his preferred shares since then and should be contacted directly for more information regarding any such transaction.

      I.    SALE OF COMPANY STOCK BY MANAGEMENT

      Management will market the unrestricted common stock offered hereby. Management will not pay itself commissions regarding these sales. Management has no current plans to pay commissions or finders fees to third parties regarding the sale of stock herein, but reserves the right to pay such reasonable compensation if necessary (in the sound discretion of Management). The payment of any compensation for sale of the COMPANY's securities will reduce the amount of proceeds available for the uses as mentioned above.

      J.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The COMPANY represents and warrants that it is properly formed and in good standing in the state of Georgia.

      The COMPANY represents and warrants that Management will use its best efforts to raise or otherwise provide enough funding to move the COMPANY into a profitable operating mode.

      The COMPANY does not represent and warrant that it will ultimately be able to obtain an Effective Date for its S-B Offering. The COMPANY does not represent and warrant that it will be able to complete its back filings on EDGAR in a timely or complete manner as required by the SEC rules and staff or that the COMPANY's shareholders will always be able to trade the COMPANY's stock in a public market.

      Management will conduct all business on behalf of the COMPANY in a professional and timely manner. The COMPANY represents and warrants that it has the legal right to develop, manufacture and sell its products.

      K.    REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER ("THE UNDERSIGNED")

            1. The undersigned has received and carefully reviewed, and is familiar with this Agreement and all material incorporated by reference herein, all amendments and attachments delivered herewith. In evaluating the suitability of an investment in this Agreement, the undersigned has not relied upon any representations or other information (whether oral or written) from the COMPANY, its officers, directors, managers or employees other than as set forth in the Agreement and other delivered materials.

            2. The undersigned has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective entrance into this Agreement.

            3. The undersigned has obtained, to the extent he deems necessary, his own personal professional advice with respect to the risks inherent in the investment in this Agreement, and the suitability of the investment in light of his financial condition and investment needs.

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            4.    The undersigned believes that the investment in this Agreement is suitable for him based upon his investment objectives and financial needs, and the undersigned is accredited and has adequate means of providing for his current financial needs and personal contingencies and has no need for liquidity of investment with respect to this Agreement.

            5. The undersigned has been given access to full and complete information (or is aware of and has reviewed the COMPANY's EDGAR filings) regarding the COMPANY, its Management and business plan, and has utilized such access to his satisfaction, or waived the opportunity to do so, for the purpose of asking questions and receiving answers concerning the terms and conditions of this Agreement, obtaining information in addition to, or verifying information included in, this Agreement, and obtaining any of the documents or information described herein. The undersigned has either attended or been give reasonable opportunity to attend a meeting with representatives of the COMPANY for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of this Agreement and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided in this Agreement.

            6. The undersigned recognizes that the COMPANY has a limited operating history, and that entry into this Agreement as an investment involves a high degree of risk including, but not limited to, the risk of economic losses from operations of the COMPANY and the risks involved in developing, producing, marketing a electronic medical monitoring devices and other products.

            7. The undersigned realizes that although he is receiving restricted common COMPANY shares with "piggy back registration rights," that there is no guarantee or promise made that the S-B offering in which the shares will be registered will receive an Effective Date or that a public market for the shares (if the registration becomes effective) will remain in existence. The price of the shares has been arbitrarily established by Management without regard to the financial condition of the COMPANY.

            8. The undersigned acknowledges that the COMPANY and its affiliates have not retained counsel to provide its prospective investors with representation in connection with this offering. The undersigned also acknowledges that he understands that (i) no counsel has undertaken any independent due diligence investigation of the facts and circumstances relating to this offering, and (ii) he must assume responsibility for his own due diligence investigation, and (iii) the protection afforded by a complete due diligence investigation of counsel is not present in this offering.

            9. The undersigned acknowledges that he understands the risk that insufficient capital will be raised in this offering or in any subsequent offering or financing to assist in accomplishing the COMPANY's goals; and that there is absolutely no assurance that (a) the COMPANY will complete this private offering of its stock; (b) that the COMPANY will be able to operate profitably. Further, the undersigned acknowledges that if the COMPANY is unable to successfully conclude this offering, any other private or public offering or obtain other financing, the COMPANY (and, therefore, the undersigned) would suffer a substantial loss which may result in the COMPANY not being able to develop and market the COMPANY's products or product lines.

            10. The undersigned has been advised that this Agreement has not being registered under the Act or the relevant state securities law, but are being offered and sold pursuant to exemptions from such registrations, and that the COMPANY's reliance upon such exemptions is predicated partly on the undersigned's representations to the COMPANY as contained herein.

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            11.   The undersigned represents and warrants that he is a bona fide resident of, and is domiciled in, the State of California, and that his entry into this Agreement is solely for his own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

            12. The undersigned is informed of the significance to the COMPANY of the foregoing representations, and such representations are made with the intention that the COMPANY will rely on the same. The undersigned shall indemnify and hold harmless the COMPANY, its officers, directors, managers and agents against any losses, claims, damages, or liabilities to which they, or any of them, may become subject insofar as such losses, claim, damages, or liabilities (or actions in respect thereof) arise from any misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the COMPANY concerning the undersigned or the undersigned's financial position in connection with the offering or sale of the Securities.

            13. The undersigned, if other than an individual, makes the following additional representations and warranties:

                  a. The undersigned was not organized for the specific purpose of entering into this Agreement.

                  b. The execution of this Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by the authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

            14. The undersigned, if executing this Agreement in a representative or fiduciary capacity, (ii) represents that he has full power and authority to execute and deliver this Agreement on behalf of the subscribing individual, partnership, trust, estate, corporation, or other entity for whom the undersigned is executing this Agreement, and such individual, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to such Agreement and become a shareholder of the COMPANY and (ii) acknowledges that the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

            15.   Confidentiality.

                  a. The provisions of this Agreement are confidential and private and are not to be disclosed to outside parties (except on a reasonable need to know basis only) without the written and express, advance consent of all parties hereto.

                  b. Subscriber agrees and acknowledges that in his association with the COMPANY under this Agreement, he may come into possession or knowledge of confidential and/or proprietary information. Such confidential and/or proprietary information includes, but is not limited to: information regarding agents, contractors, employees and all affiliates of which the COMPANY possesses an ownership interest of ten percent (10%) or greater; corporate and/or financial information and records of or any client, customer or associate of the COMPANY; customer information; client information; shareholder information; business contacts; investor leads and contacts; employee information; documents regarding the COMPANY's website and any product, business plan or presentation materials of the COMPANY.

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      Subscriber represents and warrants to the COMPANY that he will not divulge confidential, proprietary information of the COMPANY or any of its subsidiaries to anyone or anything without the written and express, advance consent of the COMPANY, and further represents and warrants that he will not use any proprietary information of the COMPANY for his or anyone else's gain or advantage at any time during or after the Term of this Agreement.

      L.    PRODUCT INFORMATION

      Information concerning the COMPANY'S products maybe obtained online at the COMPANY'S website as mentioned above, on EDGAR in the COMPANY's periodic reporting filings and/or by contacting Management.

      M.    REPORTS TO SHAREHOLDERS

      Shareholders will receive annual reports from Management containing pertinent COMPANY business information. Shareholders, under law, have a right of inspection of the books of the COMPANY for certain limited purposes.

      N.    LITIGATION, LEGAL MATTERS

      Management has no information leading it to believe that litigation is imminent or planned by anyone with respect to the COMPANY.

      O.    ACCESS TO INFORMATION

      Prospective shareholders have the right to request additional information relative to this private placement of securities and Management, to the extent it can reasonably and affordably supply the same, has the duty to supply the same in a timely manner.

      P.    MISCELLANEOUS LEGAL CONSIDERATIONS

            1. Modifications and Amendments. The terms and conditions of this Agreement may be amended at any time and from time to time, in whole and in part, upon written agreement signed by a duly authorized officer of the COMPANY and subscriber.

            2. Expenses. Each party shall bear its own respective costs, fees and expenses associated with entering into and executing its duties under this Agreement.

            3. Indemnification. Each party, if an offending party, agrees to indemnify and hold harmless all other parties from any claim of damage of any party or non-party arising out of any act or omission of the offending party arising from this Agreement.

            4. Notices. Any notice, request, proposal, statement or other communication required or permitted to be given hereunder shall be in writing and shall be deemed given when personally delivered or confirmed by facsimile or ten (10) days after mailed by certified mail, postage prepaid, to the parties at their respective addresses first set forth above or to such other address of which a party shall have theretofore notified the other by a notice given in accordance with this Paragraph, together with a courtesy copy to the receiving party's counsel, as follows:

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IF TO THE COMPANY:
------------------

Ingen Technologies, Inc.
285 E. County Line Rd.
Calimesa, CA 92320

IF TO SUBSCRIBER:
-----------------

Jeffrey Gleckman
25438 Verne Court
Stevenson Ranch, CA 91381

            5. Breach. In the event of a breach of this Agreement, the breaching party shall be notified by the other party by written notice pursuant to the Notices Paragraph herein within ten (10) days of reasonable discovery of the breach. Upon notice so given, the breach shall be corrected within fifteen
(15) days. If the breach is not corrected within this period, the non-breaching party may take appropriate legal action consistent with the terms of this Agreement.

            6. Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the COMPANY and Subscriber and their respective successors, assigns and personal representatives. If the COMPANY shall at any time be merged or consolidated into or with any other corporation or if the COMPANY's stock or substantially all of its assets are transferred to another corporation, the provisions of this Agreement shall be binding upon and inure to the benefit of Subscriber and the corporation resulting from such merger or consolidation or to which such capital stock or assets shall be transferred, and this provision shall apply in the event of any subsequent merger, consolidation or transfer.

            7. Entire Agreement. This Agreement is the full and complete, integrated agreement of the parties, merging and superceding all previous written and/or oral agreements and representations between the parties, and is amendable only as provided for herein. This Agreement shall be interpreted as if the parties had participated equally in its drafting.

            8. Governing Law. This Agreement shall be governed by the laws of the State of California applicable to contracts made to be performed entirely therein, and each party agrees to submit to the personal jurisdiction of any Court of competent jurisdiction in San Bernardino County and to all the rules and orders of such Court, and the laws of the State of California.

            9. Waiver. Any waiver by either party of any provision of this Agreement or any right hereunder shall not be deemed a continuing waiver and shall not prevent or estop such party from thereafter enforcing such provision, and the failure of either party to insist in any one or more instances upon the strict performance of any of the provisions of this Agreement by the other party shall not be construed as a waiver or relinquishment for the future performance of any such term or provision, but the same shall continue in full force and effect.

            10. Enforcement. If the parties cannot settle any dispute arising out of or relating to this Agreement, or the breach thereof, in a reasonable and timely fashion, either party may file for binding arbitration (as the exclusive means of dispute resolution) within San Bernardino County, California. Arbitration shall be governed by the rules of the American Arbitration Association and judgment upon the award may be entered in any Court having jurisdiction thereof. The arbitrator(s) may award reasonable attorneys fees and costs to the prevailing party. However, the parties agree to reserve the right to obtain a preliminary injunction from a court of competent jurisdiction if necessary in the event of a material breach arising from this Agreement or to otherwise enforce this Agreement if necessary.

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            11.   Headings. The headings in this Agreement are solely for
convenience of reference and shall not affect its interpretation.

            12. Possible Invalidity. In case any provision of this Agreement should be held to be contrary to, or invalid under, the law of any country, state or other jurisdiction, such illegality or invalidity shall not affect in any way any of the other provisions hereof, this Agreement in such event to be construed as though the offending provision had been deleted or modified in such a manner as to make it enforceable to the maximum extent possible to reflect the parties' intent hereunder, and all of the provisions hereof nevertheless shall continue unmodified and in full force and effect in any country, state or jurisdiction in which such provisions are legal and valid.

            13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile signatures shall be considered as valid and binding as original signatures.

            14. Independent Covenants: Each of the respective rights and obligations of the parties hereunder shall be deemed independent and may be enforced independently irrespective of any of the other rights and obligations set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


/s/ Scott R. Sand                             /s/ Jeffrey Gleckman
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INGEN TECHNOLOGIES, INC.                      SUBSCRIBER
By:  Scott R. Sand, CEO & Chairman

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